UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                                    PURSUANT
                            TO  SECTION  13  OR  15(D)  OF
                      THE  SECURITIES  EXCHANGE  ACT  OF  1934


      Date  of  Report  (Date  of  earliest  event  reported)  June  10,  2004.
      -------------------------------------------------------------------

                            GENESIS  BIOVENTURES,  INC.
                            -------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)


         New  York                     000-30252                 98-0163232
----------------------------         -------------          -------------------
(State  or  other  jurisdiction         (Commission               (IRS  Employer
     of  incorporation)              File  Number)          Identification  No.)

              1A-3033  King  George  Hwy.,  Surrey,  BC,  Canada  V4P  1B8
              ----------------------------------------------------
                    (Address  of  principal  executive  offices)

                                 (604)  542-0820
                            -------------------------
        Registrant's  telephone  number,  including  area  code

                                      None
                --------------------------------------------------
                  (Former  Address  If  Changed  since  Last  Report)

Item  5  -  Other  Events
-------------------------

LITIGATIONS  CONCERNING  CERTAIN  SHAREHOLDER  INTERESTS  IN
GENESIS  BIOVENTURES  SETTLED.

Biotherapies, Inc. is the owner of 2,311,560 shares of the Company's Common Stock, constituting approximately 6% of the Company's Common Stock outstanding. In addition, the Company is the owner of slightly less than 10% of the Common Stock of Biotherapies. The cross-ownership resulted from a previous sublicense arrangement relating to a Mammastatin Serum Assay ("MSA") technology, since terminated by Biotherapies. Biotherapies had been a licensee of the University of Michigan, which license was terminated in January of 2003. The Company is currently, and has been since May of 2003, a direct licensee of the University of Michigan MSA technology, which is proposed to be used as a risk screening tool for breast cancer.

On November 26, 2003, Biotherapies Inc. and its principal, Dr. Paul Ervin Jr. had filed a civil action in the United States District Court for the Eastern District of Michigan against Genesis Bioventures, Inc. (GBI), and it's President, seeking more than $2,000,000 of alleged monetary damages and certain other claimed relief. The Company vigorously disputed and defended against the civil action.

On June 10, 2004, a Settlement Agreement was signed by the Company and its President, Biotherapies Inc. and Dr. Ervin. Subsequently, a Stipulated Order to Dismiss was submitted to the courts. No cash settlement of the claims was paid. $40,000 was paid to Biotherapies for certain property previously delivered to GBI. Biotherapies has agreed to certain limitations on any future sale or offer of its GBI shares.

By entering into the Settlement Agreement, the Defendants did not admit, and each specifically denied, any liability, wrongdoing or violation of any law, statute, regulation or policy and it was expressly understood and agreed that the sole purpose of the Settlement Agreement was to amicably resolve all matters arising out of, or related to, the civil action and other transactions referenced in the Settlement Agreement.

Item  7  -  Exhibits
--------------------

Exhibit  2.4  -  Settlement Agreement between Genesis Bioventures, Inc., E. Greg
------------
McCartney,  Biotherapies,  Inc.,  and  Paul  Ervin  Jr.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENESIS  BIOVENTURES,  INC.
                                            (Registrant)

Dated:  June  10,  2004              By   /s/  E.  Greg  McCartney
                                            -------------------------
                                            E.  Greg  McCartney
                                            President  and  Chief  Executive
                                            Officer